UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                               ------------------

                                    FORM 8-K
                               ------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of report: November 30, 2000


                               RESOURCEPHOENIX.COM
             (Exact Name of Registrant as specified in its charter)



         Delaware                     000-27449                52-2190830
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
incorporation or organization)          Number)          Identification Number)


                              2401 Kerner Boulevard
                              San Rafael, CA 94901
                                 (415) 485-4600

    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)



Item 5.           Other Events.

         On November 29, 2000, ReSourcePhoenix.com (RPC) announced that it has agreed to sell substantially all of its assets to Phoenix American Incorporated
(PAI), an RPC affiliate, as part of an orderly winding down of the company's operations. In this regard, PAI will assume the company's obligations to its secured creditors. No recovery to general unsecured creditors or shareholders is anticipated at this time. In addition, the company announced the layoff of approximately 80 of its 173 employees. The remaining employees will be transitioned to the purchaser of the assets.

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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESOURCEPHOENIX.COM



                                          By: /s/ Gus Constantin
                                              ------------------------
                                              Gus Constantin
                                              Chief Executive Officer

Dated:  November 30, 2000